EXHIBIT 10.4

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

PROMISSORY NOTE

Principal Amount: $153,798.00__________	Issue Date: December 28, 2022

FOR VALUE RECEIVED, Unrivaled Brands, Inc., a Nevada corporation (the “Borrower”) hereby promises to pay to the order of Joseph Gerlach (“Lender”) in lawful money of the United States at such address as Lender may designate in writing, the principal sum of $153,798.00, together with interest on so much of the balance of this Promissory Note (this “Note”) as may be outstanding and unpaid from time to time, calculated on the basis of a 365-day year and actual days elapsed, at a rate of one percent (1%) simple interest per annum.

1. Principal and Interest Payments. The outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on the fifth anniversary of the Issue Date set forth above (the “Maturity Date”). The outstanding principal balance of this Note shall bear interest from the Issue Date until repayment of this Note in full, and interest payments shall be due on the Maturity Date.

2. Voluntary Prepayment. Principal or interest may be paid by Borrower at any time following the Issue Date and prior to the Maturity Date, without penalty or premium (a “Prepayment”). Any Prepayment shall be applied first against accrued interest and, thereafter, against the outstanding principal balance hereunder.

3. Default.

(a) The occurrence of any one or more of the following events will constitute a default by Borrower hereunder (each, an “Event of Default”):

i. Borrower fails to pay on the Maturity Date the full amount of interest then accrued on this Note or the full amount of any principal on this Note;

ii. Borrower makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Borrower alleging that Borrower is insolvent, unable to pay its debts as they mature, or not generally paying its debts as such debts become due, or any proceeding is instituted by or against Borrower under the Federal Bankruptcy Code or any successor statute, or any proceeding is instituted seeking the appointment of a receiver or trustee for all or any portion of Borrower’s property or assets, or if any proceeding affecting the rights of creditors generally is instituted by or against Borrower; or

iii. Any breach of the representations and warranties set forth in Section 6 hereof.

(b) Upon the occurrence and during the continuation of an Event of Default, Lender, without demand or notice of any kind, may declare this Note immediately due and payable by providing written notice to Borrower (except with respect to any Event of Default set forth in Section 5(a)(iii), in which case this Note shall automatically become immediately due and payable without the necessity of any notice or other demand), whereupon all outstanding principal and accrued interest shall become immediately due and payable. A delay by Lender in exercising any rights after an Event of Default shall not constitute a waiver of the default or any other right or remedy for such default.

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(c) In addition to the foregoing, upon the occurrence of an Event of Default, Lender shall have the right to exercise all other remedies available to it in law or in equity. No right or remedy conferred upon or reserved to Lender hereunder or now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

4. Representations and Warranties of Borrower. The Borrower represents and warrants to the Lender as of the Issue Date as follows:

(a) Authorization. The Borrower has all authority necessary for the authorization, execution, delivery and performance of this Note by the Borrower and the performance of the Borrower’s obligations hereunder. The Note when executed and delivered by the Borrower, shall constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

(b) Compliance with Other Instruments. The Borrower is not in violation or default of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on the Borrower. The execution, delivery and performance of the Note, and the consummation of the transactions contemplated by the Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Borrower or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Borrower.

5. Full Payment. All amounts payable under this Note shall be paid in full without setoff, deduction or counterclaim. All amounts payable under this Note shall be free and clear of and without any deduction or withholding for or on account of any taxes, levies, duties, charges, fees, restrictions or conditions of any nature now or hereafter imposed by any federal, state, country or local government or any political subdivision or taxing authority thereof or therein. Borrower shall indemnify Lender against any such taxes, levies, imposts, duties, charges and fees (other than taxes on the income of Lender imposed by any taxing authority) which may be assessed against Lender or claimed or demanded from Lender in respect of any amount payable by Borrower hereunder, and against any costs, charges, expenses or liability arising out of or in respect of such assessment, claim or demand, to the full extent permitted by law.

6. Attorneys’ Fees. In the event any suit or action is brought by Lender under this Note to enforce any of its terms, or in any appeal therefrom, it is agreed that the Lender shall be entitled to recover its costs and expenses, including but not limited to reasonable attorneys’ fees and costs, from the Borrower.

7. Savings Clause. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or usury rate of interest allowed by applicable law, and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent of the parties that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

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8. Waiver. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by Borrower. Lender shall not be deemed to waive any of its rights under this Note unless such waiver is in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

9. Assignment or Transfer. Lender shall have the right to assign, either directly or indirectly, all or any portion of his rights or interest under this Note to any individual or entity without the prior written consent of Borrower.

10. Business Days; Cancellation. If any payment is due on a day which is a Saturday, Sunday or legal holiday in the State of Oregon, the payment shall be due and payable on the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Borrower for cancellation and shall not be reissued.

11. Amendment. This Note may be amended or modified only with the written consent of Borrower and Lender.

12. MUTUAL WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE. EACH OF THE UNDERSIGNED CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH OF THE UNDERSIGNED UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE UNDERSIGNED MAKES THIS WAIVER VOLUNTARILY AND (D) EACH OF THE UNDERSIGNED HAS BEEN INDUCED TO EXECUTE THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13. Governing Law; Waiver; Service. This Note shall be governed by and construed in accordance with the laws of the State of Oregon without reference to the conflicts of law principles thereof. To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Note. Without limiting any of the foregoing, each of the undersigned agrees that service of any process, summons or notice of document in any action suit or proceeding with respect to the subject matter hereof may be served on it anywhere in the world.

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14. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

15. Miscellaneous. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. The headings as to contents of particular Sections are inserted only for convenience and are in no way to be construed as part of this Note. All obligations of Borrower hereunder shall bind Borrower’s successors and assigns.

16. Notices. All notices, consents and other communications hereunder shall be sufficiently given for any purpose hereunder only if in writing and delivered personally, by electronic mail receipt confirmed in writing, by certified mail return receipt requested, or sent pre-paid by nationally-recognized overnight delivery service for next business day delivery, to the appropriate address as set forth on the signature pages hereto. Each such notice, consent or other communication shall be effective when received by the addressee thereof in the case of personal service, three days after the date of mailing, or, if sent by overnight delivery service as described herein, the next business day after deposit with such service.

17. Counterparts; Delivery. This Note may be executed in counterparts, including by electronic signature or PDF, each of which shall be deemed an original and all of which, when taken together, shall be deemed to be one instrument and shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have caused this Promissory Note to be executed effective as of the date set forth above.

BORROWER:

UNRIVALED BRANDS, INC.

By:	/s/ Sabas Carrillo
Name:	Sabas Carrillo_____________
Title:	Authorized Representative_____________

Address:

ACKNOWLEDGED AND AGREED BY LENDER:

JOSEPH GERLACH

By:	/s/ Joseph Gerlach

Address:

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